UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John M. Leonard, Senior Vice President, Chief Scientific Officer, has informed AbbVie Inc. (the “Company”) that he will be retiring from the Company in the next few months and will be involved in the transition process for naming his successor.

As described below in Item 5.07, on May 6, 2013, the Company’s stockholders approved the AbbVie 2013 Incentive Stock Program (the “2013 Program”) at the Annual Meeting of Stockholders.  The material terms of the 2013 Program are summarized in pages 49 to 55 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2013 (the “Proxy Statement”), and such summary is incorporated herein by reference.  The summary of the 2013 Program is qualified in its entirety by reference to the 2013 Program, which is Exhibit A to the Proxy Statement.

Item 5.07.  Submissions of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 6, 2013.  The following is a summary of the matters voted on at that meeting.

(1)                                 The stockholders elected AbbVie’s Class I Directors with terms expiring in 2016, as follows:

Name	For	Withheld	Broker Non-Votes
William H. L. Burnside	1,110,404,640	20,814,097	214,074,144
Edward J. Rapp	1,123,248,627	7,970,110	214,074,144
Roy S. Roberts	1,111,102,368	20,116,369	214,074,144

(2)                                 The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s auditors, as follows:

For	Against	Abstain
1,337,139,834	6,072,966	2,080,081

(3)                                 The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2013 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
1,082,508,374	41,656,780	7,053,583	214,074,144

(4)                                 The stockholders approved, on an advisory basis, the Board of Directors recommendation that AbbVie present stockholders with the opportunity to vote annually on the compensation awarded to its named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
904,162,035	7,496,025	209,007,261	10,553,416	214,074,144

In accordance with the Board of Directors recommendation and based on the results of the vote reported above, the Board of Directors has determined that AbbVie will hold an annual advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Meeting of Stockholders.

(5)                                 The stockholders approved the AbbVie 2013 Incentive Stock Program, as follows:

For	Against	Abstain	Broker Non-Votes
1,063,168,479	58,460,926	9,589,332	214,074,144

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 10, 2013	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Executive Vice President, Business Development, External Affairs and General Counsel